UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  August 27, 2007

FIBERTOWER CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	000-21091	52-1869023
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

185 Berry Street
Suite 4800
San Francisco, California	94107
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (415) 659-3500

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01               Regulation FD Disclosure

On August 27, 2007, FiberTower Corporation (the “Company”) issued a press release announcing that it will participate in Jefferies’ Annual Communications Conference and Merriman Curhan Ford’s 4th Annual Investor Summit during the month of September.  A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01               Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description
99.1	Press Release dated August 27, 2007.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIBERTOWER CORPORATION

Date: August 27, 2007	By:	/s/ Thomas A. Scott
Name: Thomas A. Scott
Title: Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description
99.1	Press Release dated August 27, 2007.